                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c)
      or Subsection 240.14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   ROCKY FORD FINANCIAL, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:

________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                   December 22, 1997





Dear Stockholder:

    We invite you to attend the first Annual Meeting of Stockholders of Rocky Ford Financial, Inc. to be held at the main office of Rocky Ford Federal Savings and Loan Association,
801 Swink Avenue, Rocky Ford, Colorado on Thursday, January 22
1998 at 2:00 p.m., local time.

    The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1997 fiscal year. Directors and officers of the Company as well as representatives of Grimsley, White & Company, the Company's independent auditors for the 1997 fiscal year, will be available to respond to any questions the stockholders may have.

    You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                Sincerely,

                                /s/ Keith E. Waggoner

                                Keith E. Waggoner
                                President and Chief
                                Executive Officer

________________________________________________________________
              ROCKY FORD FINANCIAL, INC.
                   801 SWINK AVENUE
           ROCKY FORD, COLORADO  81067-0032
                    (719) 254-7642
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             To Be Held on January 22 1998
________________________________________________________________

    NOTICE IS HEREBY GIVEN that the first Annual Meeting of Stockholders ("Annual Meeting") of Rocky Ford Financial, Inc. (the "Company"), will be held at the main office of Rocky Ford Federal Savings and Loan Association, 801 Swink Avenue, Rocky Ford, Colorado at 2:00 p.m., local time, on Thursday, January 22 1998.

    A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

    The Annual Meeting is for the purpose of considering and acting upon:

    1. The election of two directors of the Company to a three-year term;

    2.   Approval of the Rocky Ford Financial, Inc. 1997
         Stock Option and Incentive Plan;

    3.   Approval of the Rocky Ford Financial, Inc.
         Management Recognition Plan; and

    4. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 5, 1997, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Francis E. Clute

                           FRANCIS E. CLUTE
                           SECRETARY
Rocky Ford, Colorado
December 22, 1997

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________

                    PROXY STATEMENT
                          OF
              ROCKY FORD FINANCIAL, INC.
                   801 SWINK AVENUE
           ROCKY FORD, COLORADO  81067-0032

            ANNUAL MEETING OF STOCKHOLDERS
                    January 22 1998
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rocky Ford Financial, Inc. (the "Company") to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at main office of Rocky Ford Federal Savings and Loan Association, 801 Swink Avenue, Rocky Ford, Colorado on Thursday, January 22 1998, at 2:00 p.m., local time. The accom-panying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about December 22, 1997.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

    Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

    The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on December 5, 1997 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 423,400 shares of Common Stock issued and outstanding.

    Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                         AMOUNT AND         PERCENT OF
                                         NATURE OF          SHARES OF
NAME AND ADDRESS                         BENEFICIAL         COMMON STOCK
OF BENEFICIAL OWNERS                     OWNERSHIP(1)       OUTSTANDING
--------------------                     ------------       -----------

Rocky Ford Financial, Inc.                33,856 (2)          7.83%
Employee Stock Ownership Plan ("ESOP")
801 Swink Avenue
Rocky Ford, Colorado  81067-0032

All Directors and Executive Officers
  as a Group (7 persons)                  72,393             17.10%

_____________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Burrell, Clute and Hancock, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is currently composed of eight members. Under the Company's Certificate of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting, directors will be elected for terms expiring at the Annual Meeting to be held in the year 2001. The Board of Directors has nominated Directors Norman L. Bailey and R. Dean Jones, each to serve for an additional term of three years and until his successor is elected and qualified. Under Delaware law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

    Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
NOMINEES LISTED BELOW.

    The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, Rocky Ford Federal Savings and Loan Association (the "Association"), and the expiration of his current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company in January 1997 and remained as such following the conversion of the Association from mutual to stock form (the "Conversion"). Each director of the Company is also a member of the Board of Directors of the Association.


                                                             SHARES OF
                                 YEAR FIRST                 COMMON STOCK
                    AGE AS       ELECTED AS      CURRENT    BENEFICIALLY
                    OF THE       DIRECTOR OF      TERM     OWNED AT THE     PERCENT
     NAME         RECORD DATE  THE ASSOCIATION  TO EXPIRE  RECORD DATE(1)   OF CLASS
-------------------------------------------------------------------------------------

                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001
Norman L. Bailey        60        1992            1998          8,736        2.06%
R. Dean Jones           59        1989            1998         12,500        2.95

                            DIRECTORS CONTINUING IN OFFICE

Wayne W. Whittaker      66        1981            1999         12,500        2.95
Francis E. Clute        60        1987            1999          3,656 (2)     .86
William E. Burrell      70        1987            1999         12,500 (2)    2.95
Donald F. Gause         66        1972            2000         12,775        3.09
Brian H. Hancock        52        1991            2000            325 (2)     .08
Keith E. Waggoner       51        1997            2000          9,401        2.22

____________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) Excludes shares with respect to which Directors Clute, Burrell and Hancock may have "voting power" by virtue of their positions as trustees of the trust holding 33,856 shares under the ESOP. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

    The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

    NORMAN L. BAILEY is currently serving as President of the La Junta Golf Club and La Junta Capital in La Junta, Colorado.

    R. DEAN JONES has been the owner of Jones Motors, Inc.
since 1986. His past and current community involvement include being Chairman of the Board of the Colorado Auto Dealers Association, President of La Junta Development, Inc., Trust Director of the Colorado Auto Dealers Insurance Trust, member of the Board of the Buick Dealer Council, member of the Board of Pikes Peak Hill Climb, Inc. and Director of the National Auto Dealer Association.

    WAYNE W. WHITTAKER has served as a Director and Vice President of the Association since 1981 and has been a self-employed real estate and insurance agent since 1953. He also serves as Corporate Secretary and Treasurer of Catlin Canal Company, The Pisqah Reservoir and Ditch Company and Larkspur, Inc. Mr. Whittaker's civic activities include being a block solicitor for the Leukemia Society of America, Finance Chairman for the local Shrine Circus, active membership in a local Methodist church, committee member for the Sunshine District of Methodist Church Building Committee, Chairman of the Finance Committee of the Arkansas Valley Board of Realtors and involvement with the Shrine Children's Clinic.


    FRANCIS E. CLUTE has served as a Director and Treasurer of the Association since 1987. He is the owner of Edco Metal Works, a machine shop specializing in heating and air conditioning. Mr. Clute's civic involvement includes membership in the Rocky Ford Lion's Club, Elks Lodge and Chamber of Commerce. He is also active with the Rocky Ford Zoning Board and School District.

    WILLIAM E. BURRELL is employed as an Advisor to Burrell
Seeds, Inc. and D.V. Burrell Seed Growers Company and is active with the Salvation Army.

    DONALD F. GAUSE currently serves as Chairman of the Board of the Association. Mr. Gause was elected to the Board of Directors in 1972 and served as President of the Association from 1990 to May 1997. Following the Conversion, Mr. Gause became Chairman of the Board of Directors of the Association. He is owner of Don's for Lad and Dad, Inc., a family owned and operated men's clothing store.

    BRIAN H. HANCOCK has been a self-employed Real Estate and Insurance broker since 1969. He is also a member of the Board of Directors of the Rocky Ford Housing Authority Nava Manor
Complex.

    KEITH E. WAGGONER currently serves as President and Chief Executive Officer of the Company and the Association. Mr. Waggoner became President of the Association in May 1997 and was Executive Vice President of the Association from 1985 to May 1997. His past and current civic activities include being President of the Lion's Club, member of the Otero Junior College Advisory Board, President and member of the La Junta Catholic Parish Counsel, President of the La Junta Catholic Parish Finance Board and member of the Otero County Planning Commission.

________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds Annual Meetings as needed. During the year ended September 30, 1997, the Board of Directors of the Company met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company held while he was a member during the year ended September 30, 1997 and the total number of meetings held by committees on which he served during such fiscal year.

    The Company's Board of Directors has standing
Compensation, Asset/Liability Management, Nominating and Loan Review Committees. The Board of Directors' Audit Committee consists of the entire Board of Directors. The Board, in its capacity as the Audit Committee, met two times during the year ended September 30, 1997 to examine and approve the audit report prepared by the independent auditors of the Association, to review and recommend the independent auditors to be engaged by the Association, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies.

    The Company's Nominating Committee consists of Directors Whittaker, Burrell and Hancock and is responsible for considering potential nominees to the Board of Directors. During the year ended September 30, 1997, the committee met one time. In its deliberations, the nominating committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area.

    The Board of Directors' Compensation Committee consists of the full Board of Directors. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. All compensation decisions are made by the full Board of Directors. The Compensation Committee met one time during the fiscal year ended September 30, 1997.


________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

    Directors' Fees. The Company's directors receive fees of $400 per monthly meeting attended. This fee includes any Executive, Compensation or Lending Committee meeting. No fees are paid for serving on committees of the Board of Directors. During fiscal year 1997, the Company's directors' fees totaled $76,000.

    Retirement Plan for Directors and Senior Officer. The Association's Board of Directors adopted the Rocky Ford Federal Savings and Loan Association Retirement Plan for Directors and Senior Officer (the "Retirement Plan") effective November 13, 1996 (the "Effective Date"), for the Association's senior officer as of the plan's effective date and its directors (i) who are members of the Association's Board of Directors (the "Board") at some time on or after the plan's effective date, and
(ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. Directors who become participants will remain participants even if they later become employees of the Association.

    On the Effective Date, a Retirement Plan bookkeeping account was established by the Association in the name of each participant, and each participant who was a director on the Effective Date had his account credited with an amount equal to the product of (i) $1,840 ($2,723 for Director Gause), and (ii) his full years of service as a director prior to the Effective Date. On each September 30 following the Effective Date, each participant who is a director (but not a senior officer) on such date shall have his or her account credited with an amount equal to the product of $1,840 ($2,723 for Director Gause) and the safe performance factor. The safe performance factor is determined based on the Association's actual performance as compared to budgeted goals for return on average assets, non-performing assets, and CAMEL rating, provided that the safe performance factor may not exceed 1.2. Also on the Effective Date, the Retirement Plan account of Mr. Waggoner, the senior officer, was credited with an amount equal to $4,000 for each full year of his service with the Association prior to such date. On the September 30 occurring during each of the next eleven years following the Effective Date, Mr. Waggoner's account will be credited an additional amount equal to $20,669 times the safe performance factor, provided he is an employed by the Association on such date. Amounts credited to accounts of participants on the Effective Date became 50% vested on the Effective Date, with the remainder vesting on March 31, 1997. Amounts credited to participants' accounts after the Effective Date will be fully vested at all times. Until distributed in accordance with the terms of the Retirement Plan, each participant's account will be credited with a rate of return on any amounts previously credited. The rate of return will equal the dividend-adjusted rate of return on the Company's common stock.

    In the event of Mr. Waggoner's disability or death, his account will be credited with an amount equal to the difference (if any) between (i) 50% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Association to age 62, and
(ii) the benefits which are actually credited to his account at the time of his termination. If his employment terminates in connection with or following a change in control, his account will be credited with an amount equal to the difference (if any) between (i) 100% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Association to age 62, and (ii) the benefits which are actually credited to his account at the time of his termination, subject to applicable "golden parachute" limitations under Subsection 280G of the Internal Revenue Code. "Change in control" is defined the same as under the Employment Agreement described below.

    Participants' accounts under the Retirement Plan will be paid, in cash, in ten substantially equal annual installments, beginning during the first quarter of the calendar year which next follows the calendar year in which the participant ceases to be a director or senior officer (whichever shall first occur). Notwithstanding the foregoing, a participant may elect to receive Retirement Plan benefits in a lump sum or over a period shorter than ten years. In the event of a participants' death, the balance of his Retirement Plan account will be paid in a lump sum (unless the Participant elects a distribution period up to ten years) to his designated beneficiary, or if none, his estate.

    Any benefits accrued under the Retirement Plan will be paid from the Association's general assets. The Association has established a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Association's general creditors. In the event a participant prevails over the Association in a legal dispute as to the terms or interpretation of the Retirement Plan, he or she will be reimbursed for his or her legal and other expenses.

    During the fiscal year ended September 30, 1997, the accounts for Mr. Gause, Mr. Waggoner and the remaining directors under the Retirement Plan were credited $40,848, $80,000 and a total of $83,840, respectively.
________________________________________________________________
       EXECUTIVE COMPENSATION AND OTHER BENEFITS
________________________________________________________________

    Summary Compensation Table. The following table sets forth the cash and noncash compensation for the last two fiscal years awarded to or earned by the Company's Chief Executive Officer. No executive officer of the Company earned salary and bonus in fiscal year 1997 exceeding $100,000 for services rendered in all capacities to the Company and the Association.

                                     Annual Compensation
                                -------------------------------
                                                Other Annual      All Other
Name                    Year    Salary   Bonus  Compensation(1)  Compensation
----                    ----    ----------------------------------------------
Keith E. Waggoner(2)     1997   $43,586  $17,937    $   --          $   --
Chief Executive Officer  1996    41,544   13,249        --              --

_________
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal 1997 did not exceed 10% of each of the executive officer's respective salary and bonus.
(2) Mr. Waggoner became Chief Executive Officer of the Company in January 1997 and of the Association in May 1997. Prior to May 1997 Mr. Waggoner served as Executive Vice President of the Association and performed the duties commensurate with the title of Chief Executive Officer.

    Employment Agreements. The Company and the Association entered into employment agreements (the "Employment Agreements") under which Keith E. Waggoner (the "Employee") would serve as President of the Association and President of the Company. In such capacities, the Employee is responsible for overseeing all operations of the Association and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Employee in his career with the Company and the Association by assuring him of some financial security.

    The Employment Agreements became effective upon their execution and provide for a term of three years, with an annual base salary equal to the Employee's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of the Employment Agreements, the term of the Employee's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Employee has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Employment Agreements shall terminate upon the Employee's death, may terminate upon the Employee's disability and are terminable by the Association for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the Company or the Association terminates the Employee without just cause, the

Employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements plus an additional 12 month's salary and, at the Employee's election, either continued participation in benefit plans which the Employee would have been eligible to participate in through the Employment Agreements' expiration date or the cash equivalent thereof. If the Employment Agreements are terminated due to the Employee's "disability" (as defined in the Employment Agreements), the Employee will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the calendar month in which the Employee's death occurred. The Employee is able to voluntarily terminate his Employment Agreements by providing 90 days' written notice to the Boards of Directors of the Association and the Company, in which case the Employee is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

    In the event of (i) the Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the second anniversary of the change in control or the expiration date of the Employment Agreements (the "Protected Period"), (ii) the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by the Employee, or (iii) the Employee's voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, the Employee will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. A "change in control" is deemed to occur where (i) as a result of, or in connection with, any initial public offering, tender offer or exchange offer, merger or other business combination, sale of assets or contested election, any combination of the foregoing transactions, or any similar transaction, the persons who were directors of the Association before such transaction cease to constitute a majority of the Board of Directors of the Association or any successor to the Association; (ii) the Association transfers substantially all of its assets to another corporation which is not an affiliate of the Association; (iii) the Association sells substantially all of the assets of an affiliate which accounted for 50% or more of the controlled group's assets immediately prior to such sale; (iv) any "person" including a "group" is or becomes the "beneficial owner", directly or indirectly, of securities of the Association representing twenty-five percent (25%) or more of the combined voting power of the Association's outstanding securities (with the terms in quotation marks having the meaning set forth under the federal securities laws); or (v) the Association is merged or consolidated with another corporation and, as a result of the merger or consolidation, less than seventy percent (70%) of the outstanding voting securities of the surviving or resulting corporation is owned in the aggregate by the former stockholders of the Association. The Employment Agreement with the Association provides that within 10 business days of a change in control, the Association shall fund, or cause to be funded, a trust in the amount of 2.99 times the Employee's base amount, that will be used to pay the Employee amounts owed to him. The aggregate payment that would be made to Mr. Waggoner assuming his termination of employment under the foregoing circumstances at September 30, 1997 would have been approximately $169,787. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Association, or obtains a written settlement, in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

    The Association offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Association's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. None of these loans had favorable terms. At September 30, 1997, the Association's loans to directors and executive officers totaled $80,000, or 1.2% of the Company's stockholders' equity, at that date.


________________________________________________________________
PROPOSAL II -- APPROVAL OF THE ROCKY FORD FINANCIAL, INC.
         1997 STOCK OPTION AND INCENTIVE PLAN
________________________________________________________________

GENERAL

    The Board of Directors of the Company has adopted the Rocky Ford Financial, Inc. 1997 Stock Option and Incentive Plan (the "Option Plan"), subject to its approval by the Company's stockholders. The initial grant of stock options under the Option Plan will occur upon the Option Plan's receipt of stockholder approval (the "Effective Date"). The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

    The purpose of the Option Plan is to advance the interests of the Company by providing directors and selected employees of the Company and its affiliates, including the Association, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

    Effective Date. The Option Plan will become effective on the date of its approval by the Company's stockholders (the
"Effective Date"), and prior to such date, no awards may be made.

    Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations, and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent provided for under the Company's governing instruments in connection with any claims, actions, suits or proceedings relating to any action taken under the
Option Plan.   As of the date hereof, the members of the
Committee are Directors Bailey, Jones and Whittaker.

    Eligible Persons; Types of Awards. Under the Option Plan, the Committee may grant stock options ("Options") and stock appreciation rights ("SARs") (collectively, "Awards") to such employees as the Committee shall designate. A director who is not an employee will receive the automatic grant described below (see "Automatic Grants"), and is otherwise ineligible to receive Awards under the Option Plan. As of the Record Date, the Company and its subsidiaries had approximately three employee and seven non-employee directors who were eligible to participate in the Option Plan.
    Shares Available for Grants. The Option Plan reserves 42,340 authorized but unissued or treasury shares of Common Stock for issuance upon the exercise of Options or SARs. Such shares may be (i) authorized but unissued shares, (ii) shares held in treasury, or (iii) or shares held in a grantor trust created by the Company. The number and kind of shares reserved for issuance under the Option Plan, and the number and kind of shares subject to outstanding Awards, and the exercise price of such Awards, will be proportionately adjusted for any increase, decrease, change or exchange of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company. Generally, the number of shares as to which SARs are granted are charged against the

aggregate number of shares available for grant under the Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the Option Plan. If Awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the Option Plan shall have been terminated, be available for the grant of additional Awards under the Option Plan.

    Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such option price may not be less than 110% of fair market value of the shares.
As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs.

    Automatic Grants. On the Effective Date, certain employees and each director of the Company or the Bank who is not an employee but is a director on the Effective Date will receive a one-time grant of an Option to purchase shares of Common Stock at an exercise price per share equal to its fair market value on the Effective Date (see "New Plan Benefits" below). With respect to each Option granted on the Effective Date, the exercise price per share will equal its fair market value on the Effective Date. In addition, each non-employee director who joins the Board of Directors of the Company or an affiliate (including the Bank) after the Effective Date may receive, on the date of joining the Board, Non-ISOs to purchase up to 5.0% of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant (although this award is subject to Committee discretion). Options granted to non-employee directors will have a term of ten years, and expire one year after a director terminates service on the Board for any reason (two years in the event of the director's death), but in no event later than the date on which such Options would otherwise expire.

    SARs. An SAR may be granted in tandem with all or part of any Option granted under the Option Plan, or without any relationship to any Option. An SAR granted in tandem with an ISO must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. For SARs granted in tandem with Options, the optionee's exercise of the SAR cancels his or her right to exercise the Option, and vice versa. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the optionee to receive, without payment to the Company, an amount equal to the excess of (or, in the discretion of the Committee if provided in the grant, a portion of) the excess of the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise over the exercise price. The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant.

    Exercise of Options and SARs. The exercise of Options and SARs will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee, provided that each Option, including all Options granted on the Effective Date, shall become exercisable with respect to 20% of the underlying shares on each of the five annual anniversary dates of the date on which the Award occurred. Such vesting shall accelerate to 100% upon an optionee's termination of service as an employee or director due to death or disability (as defined in the Option Plan). In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date one year after an optionee terminates service for a reason other than just cause, death, or disability, (iii) the date one year after an optionee terminates service due to disability, or (iv) the date two years after an optionee terminates service due to death. Upon an optionee's exercise of an Option, the Company may, in the discretion of the Committee, pay the optionee a cash amount up to any dividends declared on the underlying shares between the date of grant and the date of exercise of the Option.


    An optionee may exercise Options or SARs, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) in the case of Options, payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

    Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties. In any event, Common Stock purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant date of that Option or SAR, except in the event of the participants death or disability, or such other event as the Board may deem appropriate.

    Nontransferability. Optionees may transfer their Awards to family members or trusts under specified circumstances. Awards may otherwise not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

    Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs. The exercise price of outstanding Options will also be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to shareholders.

    Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

    Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Award previously granted.

    Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options, and will receive no monetary consideration upon the exercise of SARs. Under current accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

    The granting of SARs will require charges to the income of the Company based on the amount of the appreciation, if any, in the average market price of the Common Stock to which the SARs relate over the exercise price
of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

FEDERAL INCOME TAX CONSEQUENCES

    ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

    The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

    Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply).
Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.
The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

    SARs. The grant of an SAR has no tax effect on the optionee or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the optionee in connection with the surrender of his or her SAR will be treated as compensation income to the optionee, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

PROPOSED STOCK OPTIONS GRANTS

    For information relating to grants to be made under the Option Plan at the Effective Date, see "New Plan Benefits" below.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan pursuant to the requirements of the OTS and to satisfy the requirements of the Code for favorable tax treatment of ISOs.

    Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE OPTION PLAN.

________________________________________________________________
PROPOSAL III -- APPROVAL OF THE ROCKY FORD FINANCIAL, INC.
              MANAGEMENT RECOGNITION PLAN
________________________________________________________________

GENERAL

    The Board of Directors of the Company has adopted the Rocky Ford Financial, Inc. Management Recognition Plan (the "MRP"), subject to its approval by the Company's stockholders. It is currently unknown as to when the initial grant of MRP awards will occur, although it is currently expected that awards will not be made upon the MRP's receipt of stockholder approval. A copy of the MRP is attached hereto as Exhibit B, and should be consulted for additional information. All statements made herein regarding the MRP, which are only intended to summarize the MRP, are qualified in their entirety by reference to the MRP. The MRP complies with OTS regulations, although the OTS in no way endorses or approves the MRP and no oral or written representations to the contrary have been or shall be made.

PURPOSE OF THE MRP

    The purpose of the MRP is to reward and retain personnel of experience and ability in key positions of responsibility by providing employees and directors of the Company, the Association and their affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Association, and with an incentive to make such contributions in the future.

DESCRIPTION OF THE MRP

    Effective Date. The MRP will become effective immediately upon its approval by the Company's stockholders (the "Effective
Date") and prior to such date, no awards may be made.

    Administration. The MRP will be administered by an MRP Committee consisting of not less than two members of the Board who are "Non-employees Directors" within the meaning of the federal securities laws. Except as limited by the express provisions of the MRP or by resolutions adopted by the Board, the MRP Committee has sole and complete authority and discretion
(1) to select and grant MRP awards to employees, (2) to determine the form and content of MRP awards to be issued under the MRP, (3) to interpret the MRP, (4) to prescribe, amend, and rescind rules and regulations relating to the MRP, and (5) to make other determinations necessary or advisable for the administration of the MRP. The MRP provides that members of the MRP Committee shall be indemnified and held harmless for actions taken under the MRP in good faith and in the best interests of the Company and its subsidiaries. As of the Record Date, the MRP Committee consists of Directors Bailey, Jones and Whittaker.

    MRP Trust; Purchase Limitations. The assets of the MRP will be held in a trust (the "MRP Trust"), as to which Directors Bailey, Jones and Whittaker will act as trustees ("MRP Trustees") and thereby have the responsibility to invest all funds contributed to the MRP Trust by the Company or the Association. With funds contributed by the Company, the MRP Trust may purchase, in the aggregate, up to 16,920 shares of the Common Stock on the Effective Date. Said number of shares is the maximum that the MRP Trust may purchase, in the aggregate, pursuant to the MRP. Common Stock purchased by the MRP Trust may be acquired on the open market or in the form of shares newly issued by the Company. Said number of shares is the maximum that the MRP Trust may purchase, in the aggregate, pursuant to the MRP. In the event an MRP award is forfeited for any reason or additional shares are purchased by the MRP Trust associated with an MRP, the MRP Committee may make awards with respect to such shares.

    Types of Awards; Eligible Persons. The MRP Committee has the discretion to select employees of the Company and/or of the Bank who will receive discretionary MRP awards. In selecting those employees to whom MRP awards will be granted and the number of shares covered by such awards, the MRP Committee will consider the position, duties and responsibilities of the eligible employees, the value of their services to the Company and its affiliates (including the Association), and any other factors the MRP Committee may deem relevant. In addition, the MRP
specifically provides for certain automatic awards to certain employees and all non-employee directors (see "Automatic Awards" below).

    Automatic Awards. Although certain employees and directors of the Company and the Bank are eligible to receive an award on the Effective Date, it is currently expected that no such awards will be made, or be effective on that date.

    Vesting.   Pursuant to the MRP, freely transferable shares
of Common Stock will be transferred to participants as they become vested in their MRP awards. MRP awards will become 20% vested on each of the five anniversary dates of the award, provided, with respect to each vesting date, that the participant is an employee or a director of the Company or a subsidiary on such date. All shares of Common Stock subject to outstanding awards will be immediately 100% earned and nonforfeitable upon a participant's death or disability (as defined in the MRP).

    Distributions of Shares; Voting; Dividends. All unvested shares of Common Stock held by the MRP Trust (whether or not subject to an MRP award) shall be voted by the MRP Trustees in the same proportion as the trustee of the Company's Employee Stock Ownership Plan trust votes Common Stock held therein. The MRP Trustees shall distribute all shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each share earned. Payments representing cash dividends (and earnings thereon) will be made in cash.

    In no event may shares received by a participant pursuant to the MRP be sold within the six-month period following the date of the underlying award, except in the event of the Participant's death or disability, or such other event as the Board may specifically deem appropriate.

    No Plan Shares may be distributed from the MRP Trust prior to the date which is five years from the date of the Association's conversion from mutual to stock form to the extent the recipient would after receipt of such shares own in excess of ten percent of the issued and outstanding shares of Common Stock, unless such action is approved in advance by a majority vote of the non-employee directors of the Company's Board of Directors. To the extent this limitation would delay the date on which a recipient receives shares, the recipient may elect to receive from the MRP Trust, in lieu of vested shares, a cash amount equal to the fair market value of such shares. Any shares remaining undistributed solely by reason of the operation of this rule shall be distributed to the recipient on the date which is five years from the date of the Association's conversion to stock form.

    Nontransferability. Participants may transfer their MRP awards to family members or trusts under specified circumstances. MRP awards and rights to shares held in the MRP Trust are not otherwise transferable by participants in the MRP, and during the lifetime of a participant, shares held in the MRP Trust may only be earned by and paid to the participant.

    Taxation. Participants will recognize compensation income when their interest vests, or at an earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code.

    Financial Effects of Awards. Neither the Company nor the Association will receive any monetary consideration for the granting of awards under the MRP. Under current accounting standards, when MRP awards are granted, the Company must recognize compensation expense based on the fair market value of the Common Stock on the date the awards are granted, with such amount being amortized over the expected vesting period for the award.

    Adjustments for Capital Changes. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the MRP Committee will adjust both the number and kind of shares of stock as to which awards may be awarded under the MRP, and the number and kind of shares of stock subject to outstanding MRP awards. In the event of (i) the liquidation or dissolution of the Company,


(ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets, all outstanding MRP awards shall be equitably adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities, which results from the transaction.

    Amendment and Termination of the MRP. The Company's Board of Directors may, by resolution, at any time amend or terminate the MRP, provided that no amendment or termination of the MRP will, without the written consent of any affected holders of an MRP award, impair any rights or obligations under any MRP award previously granted.

    The power to amend or terminate includes the power to direct the MRP Trustees to return to the Company all or any part of the assets of the MRP Trust, including shares of Common Stock held in the plan share reserve of the MRP. However, the termination of the MRP Trust may not affect a participant's right to earn outstanding MRP awards and to receive Common Stock relating thereto, including earnings thereon, in accordance with the terms of the MRP and the particular MRP award made to the participant.

    Duration of the MRP. The MRP and MRP Trust will remain in effect until the earlier of (i) termination by the Company's Board of Directors, or (2) the distribution of all assets of the MRP Trust. Termination of the MRP will not affect any MRP awards previously granted, and such MRP awards will remain valid and in effect until they have been earned and distributed from the MRP Trust, or by their terms expire or are forfeited.

    Proposed MRP Awards. As noted above, no MRP awards are currently expected to be made on the Effective Date.

RECOMMENDATION AND VOTE REQUIRED

    The Board of Directors has determined that the MRP is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the MRP in order to satisfy the requirements of the OTS.

    Approval of the MRP requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE MRP.

________________________________________________________________
                   NEW PLAN BENEFITS
________________________________________________________________

    The following table sets forth certain information regarding the options expected to be awarded on the Effective
Date. As noted above, no MRP awards are currently expected to be made on the Effective Date.

                                          Option Plan
                                  ---------------------------
                                  Dollar            Number
                                  Value ($)(1)   of Units (2)
                                  ------------   ------------
Norman L. Bailey                      --              1,814

William E. Burrell                    --              1,814

Francis E. Clute                      --              1,814

Donald F. Gause                       --              1,814

Brian H. Hancock                      --              1,814

R. Dean Jones                         --              1,814

Keith E. Waggoner                     --             10,585

Wayne W. Whittaker                    --              1,814

All executive officers as a
  group (1 persons)                   --             10,585

All directors who are not
  executive officers as a
  group (7 persons)                   --             12,698

All employees who are not
  executive officers as a
  group (2 persons)                   --                 --

___________
(1) Based on the fair market value of the Common Stock on the date of grant less the exercise price. All Options will be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant, which will occur upon receipt of stockholder approval at this Annual Meeting.
(2) All Options listed herein will be granted at the effective dates of the Option Plan and MRP, upon receipt of approval of the Option Plan by stockholders at this Annual Meeting. See "Proposal II -- Approval of the Rocky Ford Financial, Inc. 1997 Stock Option and Incentive Plan," and "Proposal III -- Approval of the Rocky Ford Financial, Inc. Management Recognition Plan."


________________________________________________________________
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    Grimsley, White & Company, which were the Company's independent auditors for the 1997 fiscal year, have been retained by the Board of Directors to be the Company's auditors for the 1998 fiscal year. A representative of Grimsley, White & Company is expected to be present at the Annual Meeting to respond to appropriate stockholders' questions and will have the opportunity to make a statement if he so desires.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's 1997 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 801 Swink Avenue, Rocky Ford, Colorado 81067-0032 no later than August 27, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________

    A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ROCKY FORD FINANCIAL, INC., 801 SWINK AVENUE, ROCKY FORD, COLORADO 81067-0032.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Francis E. Clute

                           Francis E. Clute
                           Secretary

Rocky Ford, Colorado
December 22, 1997

                                                       EXHIBIT A
                   ROCKY FORD FINANCIAL, INC.
              1997 STOCK OPTION AND INCENTIVE PLAN


     1.  PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Association, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.  DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

      (c)  "Association" shall mean Rocky Ford Federal Savings &
Loan Association.

     (d) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

     (e) "Board" shall mean the Board of Directors of the Company.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean both the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof, and the Board.

     (h) "Common Stock" shall mean the common stock of the Company.

     (i)  "Company" shall mean Rocky Ford Financial, Inc.

     (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (l) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (m) "Effective Date" shall mean the date specified in Paragraph 14 hereof.

     (n) "Employee" shall mean any person employed by the Company, the Association, or an Affiliate.

     (o)  "Exercise Price" shall mean the price per Optioned
Share at which an Option or SAR may be exercised.

     (p) "ISO" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t)  "Option" means an ISO and/or a Non-ISO.

     (u) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (v) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (w)  "Plan" shall mean this 1997 Stock Option and Incentive
Plan.

     (x)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (y)  "Share" shall mean one share of Common Stock.

     (z) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common
Stock.

     (aa) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.  TERM OF THE PLAN AND AWARDS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 16 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.


     4.  SHARES SUBJECT TO THE PLAN.

     (a)   General Rule.  Except as otherwise required under
Section 11, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 42,340 Shares, which equals 10% of the Shares issued by the Company in connection with the Association's conversion from mutual to stock form. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

     5.  ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to the Award, and its expiration date, (iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.


     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.  GRANT OF OPTIONS.

     (a) General Rule. Only Employees shall be eligible to receive Awards. In selecting those Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, the Committee shall automatically make the Awards specified in Sections 6(b) and 9 hereof, and (ii) no Employee shall receive Options to purchase more than 25% of the Shares reserved under Paragraph 4(a), and no non-Employee Director shall receive Options on the Effective Date to purchase more than 5% of the Shares reserved under Paragraph 4(a), with all non-Employee Directors as a group receiving Options on the Effective Date to purchase no more than 30% of the Shares reserved under Paragraph 4(a).

     (b) Automatic Grants to Employees. On the Effective Date, each of the following Employees shall receive an Option (in the form of an ISO, to the extent permissible under the Code) to purchase the number of Shares listed below, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective
Date:

                                 Percentage of Shares
     Participant              Reserved under Paragraph 4(a)

     Keith E. Waggoner                     25%


     With respect to each of the above-named Participants, the Option granted to the Participant hereunder (i) shall vest in accordance with the general rule set forth in Paragraph 8(a) of the Plan, (ii) shall have a term of ten years from the Effective Date, and (iii) shall be subject to the general rule set forth in Paragraph 8(c) with respect to the effect of a Participant's termination of Continuous Service on the Participant's right to exercise his Options.

     (c) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

     7.  EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales

on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

     (a) Generally. Each Option shall become exercisable with respect to twenty percent (20%) of the Optioned Shares upon the Participant's completion of each of five Years of Service, provided that an Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to the Participant's Disability or death. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. Upon a Participant's exercise of an Option, the Company may, if provided by the Committee in the underlying Agreement, pay to the Participant a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of --

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Association and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.


     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, common stock of the Company that is purchased upon exercise of an Option or SAR may not be sold within the six-month period following the grant of that Option or SAR.

     9.   GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

     (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date shall receive, on said date, Non-ISOs to purchase a number of Shares equal to the lesser of five percent (5%) of the number of Shares reserved under Paragraph 4(a) hereof, and the quotient obtained by dividing --

     (i) 30 percent (30%) of the number of Shares reserved under Paragraph 4(a) hereof, by

     (ii) the number of Directors entitled to receive an Option on the Effective Date, pursuant to this Paragraph 9(a).

     Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant. Each Director who joins the Board after the Effective Date and who is not then an Employee may receive, on the date of joining the Board, Non-ISOs to purchase up to 5% of the Shares reserved under Paragraph 4(a) of the Plan, at an Exercise Price per Share equal to its Market Value on the date of grant.

     (b) Terms of Exercise. Options received under the provisions of this Paragraph (i) shall become exercisable in accordance with paragraph 8(a) of the Plan, and (ii) may be exercised from time to time by written notice of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of the Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Upon a Director's exercise of an Option, the Company may, if provided by the Committee in the underlying Agreement (which may not be utilized to pay out such dividends unless the Plan would maintain conformity with Rule 16b-3), pay to the Director a cash amount up to but not exceeding the amount of dividends, if any, declared on the underlying Shares between the date of grant and the date of exercise of the Option. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 19 hereof.

     Options granted under this Paragraph shall have a term of ten years; provided that Options granted under this Paragraph shall expire one year after the date on which a Director terminates Continuous Service on the Board for a reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph shall become immediately exercisable, and may be exercised within two years from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. In the event of such Director's Disability during his or her directorship, the Director's Option shall become immediately exercisable, and such Option may be exercised within one year of the termination of directorship due to Disability, but not later than the date that the Option would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.


     (c) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     10.  SARS (STOCK APPRECIATION RIGHTS)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

     (1)  The SAR will expire no later than the ISO;

     (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

     (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

     (4) The SAR may be exercised only when the ISO may be exercised; and

     (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

     (c) Timing of Exercise. The provisions of Paragraph 8(c) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs.

     (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the excess of the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     11.  EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     (f) Certain Special Dividends. The Exercise Price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, except that this subparagraph (f) shall not apply to any dividend which is paid to the Participant pursuant to Paragraph 8(b) or 9(b) hereof.

     12.  NON-TRANSFERABILITY OF AWARDS.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not Incentive Stock Options) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph 12. Awards which are transferred pursuant to this Paragraph 12 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.


     13.  TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     14.  EFFECTIVE DATE.

     The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, provided that the Plan shall not be submitted for such approval within the six-month period after the Association completes its mutual-to-stock conversion. No Awards may be made prior to approval of the Plan by the stockholders of the Company.

     15.  MODIFICATION OF AWARDS.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     16.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     17.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     18.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.


     19.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     20.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Association, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     21.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Colorado, except to the extent that federal law shall be deemed to apply.


                                                       EXHIBIT B

                 ROCKY FORD FINANCIAL, INC.
                MANAGEMENT RECOGNITION PLAN


                         ARTICLE I
                 ESTABLISHMENT OF THE PLAN

     1.01 The Company hereby establishes this Plan upon the terms and conditions hereinafter stated.

     1.02 Through acceptance of their appointment to the Committee, each member of the Committee hereby accepts his or her appointment hereunder upon the terms and conditions hereinafter stated.


                         ARTICLE II
                     PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing Employees and Directors of the Company, the Association, and their Affiliates with a proprietary interest in the Company, and as compensation for their past contributions to the Association, and as an incentive to make such contributions in the future.


                         ARTICLE III
                         DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, shall have the meanings set forth below unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Internal
Revenue Code of 1986, as amended.

     3.02 "Association" means Rocky Ford Federal Savings & Loan
Association.

     3.03 "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any or if none, his estate.

     3.04 "Board" means the Board of Directors of the Company.

     3.05 "Committee" means the Management Recognition Plan
Committee appointed by the Board pursuant to Article IV hereof.

     3.06 "Common Stock" means shares of the common stock of the Company.

     3.07 "Company" means Rocky Ford Financial, Inc.


     3.08 "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     3.09 "Date of Conversion" means the date of the conversion of the Association from mutual to stock form.

     3.10 "Director" means a member of the Board.

     3.11 "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     3.12 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

     3.13 "Employee" means any person who is employed by the Company or an Affiliate.

     3.14 "Non-Employee Director" shall have the meaning provided in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     3.15 "Participant" means an Employee or Director who holds a Plan Share Award.

     3.16   "Plan" means this Rocky Ford Financial, Inc.
Management Recognition Plan.

     3.17 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     3.18 "Plan Share Award" means a right granted under this Plan to receive Plan Shares.

     3.19   "Plan Share Reserve" means the shares of Common
Stock held by the Trustee pursuant to Sections 5.02 and 5.03.

     3.20 "Trust" and "Trust Agreement" mean that agreement entered into pursuant to the terms hereof between the Company and the Trustee, and "Trust" means the trust created thereunder.

     3.21 "Trustee" means that person(s) or entity appointed by the Board pursuant to the Trust Agreement to hold legal title to the Plan assets for the purposes set forth herein.

     3.22 "Year of Service" shall mean a full twelve-month period, measured from the date of a Plan Share Award and each annual anniversary of that date, during which a Participant's
Continuous Service has not terminated for any reason.


                         ARTICLE IV
                 ADMINISTRATION OF THE PLAN

     4.01 Role and Powers of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two members of the Board who are Non-Employee Directors. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors, and by the Board if there are less than two Non-Employee Directors.

     The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to make Plan Share Awards to such Employees as the Committee may select, (ii) to determine the form and content of Plan Share Awards to be issued under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. Subject to Section 4.02, the interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members, and shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee may recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provisions of this Plan and the Trust.

     4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made or impair a participant's vested rights under a Plan Share Award. Members of the Board who are eligible for or who have been granted Plan Share Awards (other than pursuant to Section 6.04) may not vote on any matters affecting the administration of the Plan or the grant of Plan Shares or Plan Share Awards (although such members may be counted in determining the existence of a quorum at any meeting of the Board during which actions with regard thereto are taken). Further, with respect to all actions taken by the Board in regard to the Plan, such action shall be taken by a majority of the Board where such a majority of the directors acting in the matter are Non-Employee Directors.

     4.03 Limitation on Liability. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member, subject to the indemnification provisions of 12 C.F.R. Section 545.121, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


                          ARTICLE V
              CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Company to the Trust, provided that the Association may also make contributions to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Employees shall be permitted.

     5.02  Investment of Trust Assets; Maximum Plan Share
Awards. The Trustee shall invest Trust assets only in accordance with the Trust Agreement; provided that the Trust shall not purchase, and Plan Share Awards shall not be made with respect to, more than four percent (4%) of the number of Shares issued on the Date of Conversion.

     5.03 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Section 6.02, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated. Any Shares subject or attributable to an Award which may not be earned because of a forfeiture by the Participant pursuant to
Section 7.01 shall be added to the Plan Share Reserve.


                         ARTICLE VI
                  ELIGIBILITY; ALLOCATIONS

     6.01  Eligibility.  Except as otherwise provided in Section
6.04 hereof, the Committee shall make Plan Share Awards only to Employees. In selecting those Employees to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company and its Affiliates, and any other factors the Committee may deem relevant. Notwithstanding the foregoing, (i) the Committee shall automatically make the Plan Share Awards specified in Sections 6.04 and 6.05 hereof; and
(ii) no Employee shall receive Plan Share Awards relating to more than 25% of the Plan Shares reserved under Section 5.02, and no non-employee Director shall receive Plan Share Awards relating to more than 5% of the Plan Shares reserved under
Section 5.02, with all non-employee Directors as a group receiving Plan Share Awards on the Effective Date relating to no more than 30% of the Plan Shares reserved under Section 5.02.

     6.02 Allocations. The Committee will determine which Employees will be granted discretionary Plan Share Awards, and the number of Shares covered by each Plan Share Award, provided that in no event shall any Awards be made which will violate the governing instruments of the Association or its Affiliates or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason or additional shares of Common Stock are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees referenced in Section 6.01 above will be granted additional Plan Share Awards to be awarded from the forfeited or acquired Plan Shares.

     6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 Automatic Grants to Non-Employee Directors. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director on the Effective Date may receive, on said date, a Plan Share Award for a number of Shares equal to the lesser of five (5%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to
Section 5.02 of the Plan and the quotient obtained by dividing--


     (i) 30 percent (30%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to
          Section 5.02 of the Plan, by

     (ii) the number of Directors entitled to receive Plan Share
          Share Awards on the Effective Date, pursuant to this
          Section 6.04.

Each Director who joins the Board after the Effective Date may receive, on said date, a Plan Share Award of up to five percent (5%) of the number of Plan Shares which the Trust is authorized to purchase pursuant to Section 5.02 of the Plan (or such lesser number as are available hereunder for Plan Share Awards). Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a), and (b) of Section 7.01, and the Committee shall have no discretion to alter or accelerate said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.05 Automatic Grants to Employees. On the Effective Date, each of the following individuals may receive a Plan Share Award as to the number of Plan Shares listed below, provided that such award shall not be made to an individual who is not an Employee on the Effective Date:

     Employee                Shares Subject to Plan Share Award

     Keith E. Waggoner                       25%


     Plan Share Awards received under the provisions of this Section shall become vested and nonforfeitable according to the general rules set forth in subsections (a) and (b) of Section 7.01, and the Committee shall have no discretion to alter said vesting requirements. Unless otherwise inapplicable or inconsistent with the provisions of this Section, the Plan Share Awards to be granted hereunder shall be subject to all other provisions of this Plan.

     6.06 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, but subject to Sections 6.04 and 6.05, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall any Employees or Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Company at any time, and cease issuing Plan Share Awards.

                         ARTICLE VII
   EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01  EARNING PLAN SHARES; FORFEITURES.

     (a)  General Rules.  Twenty percent (20%) of the Plan
Shares subject to a Plan Share Award shall be earned and become non-forfeitable by a Participant upon his or her completion of each of five Years of Service.

     (b) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose service with the Company or an Affiliate terminates due to the Participant's death or Disability, shall be deemed earned as of the Participant's last day of service with the Company or an Affiliate and shall be distributed as soon as practicable thereafter.


     7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Participant or Beneficiary under Section 7.03, such Participant or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends (including special large and nonrecurring dividends, including one that has the effect of a return of capital to the Company's stockholders) and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was initially granted to such Participant and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03  DISTRIBUTION OF PLAN SHARES.

     (a) Timing of Distributions: General Rule. Except as provided in Subsections (c), and (d) below, the Trustee shall distribute Plan Shares and accumulated cash from dividends and interest to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

     (b) Form of Distribution. The Trustee shall distribute all Plan Shares, together with any shares representing stock dividends, in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash.

     (c) Withholding. The Trustee shall withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is not sufficient, the Trustee shall require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Company or Affiliate which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (d)  Timing: Exception for 10% Shareholders.
Notwithstanding Subsections (a) and (b) above, no Plan Shares may be distributed prior to the date which is five (5) years from the Date of Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock unless such action is approved in advance by a majority vote of non-employee directors of the Board. To the extent this limitation would delay the date on which a Participant receives Plan Shares, the Participant may elect to receive from the Trust, in lieu of vested Plan Shares, a cash amount equal to the fair market value of such Plan Shares. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the Date of Conversion.

     (e) Regulatory Exceptions. No Plan Shares shall be distributed unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Company by such vote, if any, as may be required by applicable law and regulations.

     7.04 Voting of Plan Shares. All shares of Common Stock held by the Trust (whether or not subject to a Plan Share Award) shall be voted by the Trustee in the same proportion as the trustee of the Company's Employee Stock Ownership Plan votes Common Stock held in the trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board.

     7.05.  DEFERRAL ELECTIONS BY PARTICIPANTS.

     (a)  Elections to Defer.   At any time prior to December
31st of any year prior to the date on which a Participant becomes vested in any shares subject to his or her Plan Share Award, a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Employees' Retirement Income Security Act of 1973) may irrevocably elect, on the form attached hereto as Exhibit "A" (the "Election


Form"), to defer the receipt of all or a percentage of the Plan
Shares that would otherwise be transferred to the Participant upon the vesting of such award (the "Deferred Shares").

     (b) Recordkeeping; Holding of Deferred Shares. The Committee shall establish and maintain an individual account in the name of each Participant who files an Election Form for the purpose of tracking deferred earnings attributable to cash dividends paid on Deferred Shares (the "Cash Account"). On the last day of each fiscal year of the Company, the Committee shall credit to the Participant's Cash Account earnings on the balance of the Cash Account at a rate equal to the dividend-adjusted total return on Common Stock, as determined from time to time by the Committee in its sole discretion. The Trustees shall hold each Participant's Deferred Shares and Deferred Earnings in the Trust until distribution is required pursuant to the election set forth in the Participant's Election Form.

     (c) Distributions of Deferred Shares. The Trustee shall distribute a Participant's Deferred Shares and Deferred Earnings in accordance with the Participant's Election Form. All distributions made by the Company and/or the Trustees pursuant to elections made hereunder shall be subject to applicable federal, state, and local tax withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction, and, in the case of payments to a beneficiary, the delivery to the Committee and/or Trustees of all necessary waivers, qualifications and other documentation. Within 90 days after receiving notice of a Participant's death, the Trustee shall distribute any balance of the Participant's Deferred Shares and Deferred Earnings to the Participant's designated beneficiary, if living, or if such designated beneficiary is deceased or the Participant failed to designate a beneficiary, to the Participant's estate. If, on the other hand, a Participant's Continuous Service terminates for a reason other than the Participant's death, Disability, early retirement, or normal retirement, the Participant's Deferred Shares and Deferred Earnings shall be distributed to the Participant in a lump sum occurring as soon as reasonably practicable. The distribution provisions of a Participant's Election Form shall become irrevocable on the date that occurs
(i) one year before the Participant's termination of Continuous Service for a reason other than death, and (ii) on the Participant's death if that terminates the Participant's Continuous Service.

     (d) Hardship Withdrawals. Notwithstanding any other provision of the Plan or a Participant's Election Form, in the event the Participant suffers an unforeseeable emergency hardship within the contemplation of this paragraph, the Participant may apply to the Committee for an immediate distribution of all or a portion of his Deferred Shares and Deferred Earnings. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The determination of whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any, shall be made by the Committee in its sole discretion. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (e)  Rights to Deferred Shares and Earnings.  A
Participant may not assign his or her claim to Deferred Shares and Deferred Earnings during his or her lifetime, except in accordance with Section 8.03 of this Plan. A Participant's right to Deferred Shares and Deferred Earnings shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or his or her beneficiary to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor his or her beneficiary shall have any claim against or rights in any specific assets or other fund of the Company, and any assets in the Trust shall be deemed general assets of the Company.


                     ARTICLE VIII
                     MISCELLANEOUS

     8.01  ADJUSTMENTS FOR CAPITAL CHANGES.

     (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares which may be purchased under the Plan, and the number and kind of shares subject to outstanding Plan Share Awards, shall be proportionately adjusted for any increase, decrease, change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Plan Share Awards shall be adjusted for any change or exchange of shares of Common Stock for a different number or kind of shares or other securities which results from the Transaction.

     (c) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Section, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the shares pursuant to the Plan Share Award before the adjustment was made. In addition, the Committee shall have the discretionary authority to impose on the Shares subject to Plan Share Awards to Employees such restrictions as the Committee may deem appropriate or desirable, including but not limited to a right of first refusal, or repurchase option, or both of these restrictions.

     (d) Other Issuances. Except as expressly provided in this Section, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into shares of Common Stock or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number or class of shares of Common Stock then subject to Plan Share Awards or reserved for issuance under the Plan.

     8.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan; provided that no amendment or termination of the Plan shall, without the written consent of a Participant, impair any rights or obligations under a Plan Share Award theretofore granted to the Participant.

     The power to amend or terminate the Plan in accordance with this Section 8.02 shall include the power to direct the Trustee to return to the Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to receive a distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

     8.03 Nontransferability. Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such Awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Section 8.03. Plan Share Awards which are transferred pursuant to this Section 8.03 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.


     8.04 No Employment or Other Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee or Director to continue in the service of the Company, the Association, or an Affiliate thereof.

     8.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are actually distributed to him.

     8.06 Governing Law. The Plan and Trust shall be governed and construed under the laws of the State of Colorado to the extent not preempted by Federal law.

     8.07 Effective Date. The Plan shall become effective immediately upon its approval by a favorable vote of stockholders of the Company who own at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, provided that the Plan shall not be submitted for such approval within the six-month period after the Date of Conversion. In no event shall Plan Share Awards be made prior to the Effective Date.

     8.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) termination by the Board, or (ii) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     8.09 Tax Status of Trust. It is intended that (i) the Trust associated with the Plan be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time, and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Company, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).

                    REVOCABLE PROXY
              ROCKY FORD FINANCIAL, INC.
            _______________________________
            ANNUAL MEETING OF STOCKHOLDERS
                    January 22 1998
            _______________________________

    The undersigned hereby appoints William E. Burrell,
Francis E. Clute and Brian H. Hancock with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Rocky Ford Financial, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the main office of Rocky Ford Federal Savings and Loan Association, 801 Swink Avenue, Rocky Ford, Colorado on Thursday, January 22, 1998 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.


                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

1. The election as directors of all the
   nominees listed below (except as
   marked to the contrary below).           [  ]        [  ]

   Norman L. Bailey
   R. Dean Jones

   INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR  ANY
   INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON
   THE LINE PROVIDED BELOW.

   ______________________________

                                               FOR    AGAINST   ABSTAIN
                                               ---    -------   -------
2. Approval of the Rocky Ford Financial,
   Inc. 1997 Stock Option and Incentive Plan.  [  ]   [   ]     [   ]


3. Approval of the Rocky Ford Financial,
   Inc. Management Recognition Plan.           [  ]   [   ]     [   ]

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE
LISTED PROPOSITIONS.
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE LISTED PROPOSITIONS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting, dated December 22, 1997, and an Annual Report to Stockholders for the 1997 fiscal year.

Dated: _____________, 199__


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.


________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
________________________________________________________________